UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

(Date of report)	November 2, 2006
(Date of earliest event reported)	November 2, 2006

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Turnpike Road, Suite 203, Westborough, Massachusetts
(Address of principal executive offices)

01581
(Zip Code)

(508) 871-7046
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On November 2, 2006, TC PipeLines, LP (the “Partnership”) issued a press release announcing financial results for the Partnership’s third quarter 2006 earnings.  A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.  The press release discloses a financial measure, cash generated from investments, which is a non-GAAP financial measure as defined under SEC rules.  The press release furnishes a reconciliation of this measure to its nearest GAAP financial measure.  Reasons for the Partnership’s use of this financial measure is disclosed in the press release furnished with this report.

In accordance with General Instruction B.2. of Form 8-K, the information in this report and Exhibit 99.1 hereto are being furnished and are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section.  Accordingly, the information in this report and Exhibit 99.1 hereto will not be incorporated by reference into any filing made by the Partnership under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 7.01               Regulation FD Disclosure.

Northern Border Pipeline

During the fourth quarter of 2005, Northern Border’s contracted capacity averaged approximately 99 per cent.  Northern Border expects average contracted capacity in the fourth quarter of this year will be similar to fourth quarter of 2005.  Discounting transportation rates on a short-term basis may be necessary to optimize capacity sales depending on market conditions.  In doing so, the weighted average system rate in the fourth quarter 2006 may be lower when compared to the fourth quarter of 2005.

Tuscarora

On November 2, 2006, the Partnership issued a press release announcing that it has signed agreements to purchase Sierra Pacific Resources’ 50 per cent interest in the Tuscarora Gas Transmission Company.  A copy of the press release is furnished and attached as Exhibit 99.2 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report and Exhibit 99.2 hereto are being furnished and are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section.  Accordingly, the information in this report and Exhibit 99.2 hereto will not be incorporated by reference into an filing made by the Partnership under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release headed TC PipeLines, LP Announces 2006 Third Quarter Results dated November 2, 2006.

99.2	Press Release headed TC PipeLines, LP to acquire controlling interest in Interstate Pipeline System dated November 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
By: TC PipeLines GP, Inc.,
its general partner

Date: November 2, 2006	By:	/s/ AMY W. LEONG
Amy W. Leong
Controller

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release headed TC PipeLines, LP Announces 2006 Third Quarter Results dated November 2, 2006.

99.2	Press Release headed TC PipeLines, LP to acquire controlling interest in Interstate Pipeline System dated November 2, 2006.